Infinity Core Alternative Fund

Supplement dated August 20, 2021 to the

Prospectus and Statement of Additional Information dated July 31, 2021

Vivaldi Asset Management, LLC (“VAM”) serves as the Infinity Core Alternative Fund’s (the “Fund”) investment adviser pursuant to an investment management agreement between the Fund and VAM. The controlling member of VAM is Vivaldi Holdings, LLC (together with its affiliates, “Vivaldi”). In September 2021, Vivaldi is expected to partner with First Trust Capital Partners, LLC (“FTCP”) in a joint venture which will result in a change of control of VAM (the “Transaction”); however, there will not be any changes in the management or day-to-day advisory services provided to the Fund as a result of the change in control of VAM. Further, the Fund’s portfolio management team will remain unchanged.

The Transaction will constitute an “assignment” under the Investment Company Act of 1940, as amended, which will result in the automatic termination of the Fund’s current investment management agreement with VAM and the current investment sub-advisory agreement between the Fund, VAM and Infinity Capital Advisors, LLC (“Infinity”) (collectively, “Current Advisory Agreements”) upon the closing of the Transaction (the “Effective Date”). To provide the Fund and shareholders with investment management and sub-advisory continuity after the Effective Date, at a special meeting held on July 27, 2021, the Board of Trustees of the Fund (the “Board”) approved an interim advisory agreement between the Fund and VAM and an interim sub-advisory agreement between the Fund, VAM and Infinity (collectively, the “Interim Agreements”). If the Transaction closes prior to the Special Meeting of Shareholders to be held on September 28, 2021 (the “Special Meeting”), VAM and Infinity will provide investment advisory and sub-advisory services to the Fund pursuant to the Interim Agreements, which will expire 150 days after the Effective Date.

At the same meeting, the Board also approved a new investment management agreement between the Fund and VAM (the “New Investment Management Agreement”) and a new investment sub-advisory agreement between the Fund, VAM and Infinity (the “New Investment Sub-Advisory Agreement” and together with the New Investment Management Agreement, the “New Advisory Agreements”), subject to shareholder approval at the Special Meeting. The New Advisory Agreements will take effect if approved by shareholders after the Effective Date and prior to the expiration of the Interim Agreements. The investment management fees payable by the Fund under the New Investment Management Agreement are identical to the current management fees payable to VAM by the Fund, and the investment sub-advisory fees payable by VAM to Infinity under the New Sub-Advisory Agreement are identical to the current sub-advisory fees.

Shareholders of record as of August 6, 2021 will be eligible to vote at the Special Meeting. Proxy materials will be mailed to Fund shareholders with more information about the Special Meeting and the proposals.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy.

Please file this Supplement with your records.